                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /x/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    /x/  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
                          CARROLLTON BANCORP
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/x/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                               CARROLLTON BANCORP
                       344 NORTH CHARLES STREET, SUITE 300
                               BALTIMORE, MARYLAND

                  NOTICE OF 2000 ANNUAL MEETING OF SHAREHOLDERS

                                 APRIL 25, 2000

TO THE SHAREHOLDERS OF CARROLLTON BANCORP:

The Annual Meeting of Shareholders of Carrollton Bancorp, a Maryland corporation (the "Company"), will be held at the Company's Corporate Headquarters at 344 North Charles Street, Baltimore, Maryland on April 25, 2000 at 10:00 a.m., prevailing local time, for the following purposes:

1.   To elect four directors for a three year term ending in 2003.

2. To act upon any other matter which may properly come before the meeting or any adjournment thereof.

The close of business on March 10, 2000 has been fixed by the Board of Directors as the date for determining shareholders of record entitled to receive notice of and to vote at the Annual Meeting.

Your attention is directed to the enclosed Proxy Statement and annual report of the Company for the fiscal year ended December 31, 1999.

Please sign, date and mail the accompanying proxy in the enclosed, self-addressed, stamped envelope, whether or not you expect to attend the meeting in person. You may withdraw your proxy at the meeting should you be present and desire to vote your shares in person. Your cooperation is respectfully requested.

                                 BY ORDER OF THE BOARD OF DIRECTORS

                                 D. DOREEN SMITH
                                 SECRETARY

BALTIMORE, MARYLAND
MARCH 15, 2000

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED. ACCORDINGLY, PLEASE DATE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY.

                               CARROLLTON BANCORP
                       344 NORTH CHARLES STREET, SUITE 300
                               BALTIMORE, MARYLAND

                                 PROXY STATEMENT

                       2000 ANNUAL MEETING OF SHAREHOLDERS

                                 APRIL 25, 2000

                     SOLICITATION AND REVOCATION OF PROXIES

This Proxy Statement (the "Proxy Statement") is being furnished to the shareholders of Carrollton Bancorp (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Shareholders, and any adjournments thereof, to be held at 10:00 AM prevailing local time, on Tuesday, April 25, 2000. This Proxy Statement is being sent to the shareholders of the Company on or about March 25, 2000.

The Board of Directors has selected Steven K. Breeden, Thelma T. Daley and Howard S. Klein and each of them, to act as proxies with full power of substitution. A proxy may be revoked at any time prior to its exercise by giving written notice of revocation to the Company, by executing and delivering a substitute proxy to the Company, or by attending the Annual Meeting and voting in person. If no instructions are specified in the proxy, it is the intention of the persons named therein to vote FOR the election of the nominees named herein as directors of the Company.

Shareholders of the Company are requested to complete, date and sign the accompanying form of proxy and return it promptly to the Company in the enclosed envelope. If a proxy is properly executed and returned in time for voting, it will be voted as indicated thereon.

The Company does not know of any matter to be presented at the Annual Meeting except as described herein. If any other matters are properly brought before the Annual Meeting, the persons named in the enclosed proxy intend to vote the proxy according to their best judgement.

The Company will bear the costs of the solicitation of proxies, including the reimbursement of banks, brokers and other fiduciaries for expenses in forwarding proxy solicitation materials to beneficial owners. Such expenses are estimated not to exceed $5,000. Solicitations may be made by mail, telegraph or personally by directors, officers or employees of the Company, none of whom will receive additional compensation for performing such services.

                                VOTING SECURITIES

On February 16, 2000, the Company had outstanding 2,776,439 shares of Common Stock, $1.00 par value per share. Each share of Common Stock entitles the holder thereof to one vote on each matter to be voted upon at the Annual Meeting. Neither the Company's Charter nor its Bylaws provides for cumulative voting rights.

The close of business on March 10, 2000 has been fixed by the Board of Directors as the record date for determining the shareholders of the Company entitled to receive notice of and to vote at the Annual Meeting.

                              ELECTION OF DIRECTORS

The Company's Board of Directors is divided into three classes. Each year the directors in one class are elected to serve for a term of three years. The Shareholders will vote at this Annual Meeting for the election of four directors for the three year term expiring at the Annual Meeting of Shareholders in 2003.

The proxies solicited hereby, unless directed to the contrary, will be voted FOR the election as directors of all four nominees listed in the following tables. In order to be elected, a majority of the shares voted must be voted FOR the election of each nominee. Each nominee has consented to serve as a director, if elected.

Your Company's Board of Directors unanimously recommends a vote FOR the election of each of the Nominees named below as directors of the Company.

In the event that any of the nominees should be unable to serve, the persons named in the proxy will vote for such substitute nominee or nominees as they, in their sole discretion, shall determine. The Board of Directors has no reason to believe that any nominee named herein will be unable to serve.

The following material contains information concerning the nominees for election and those directors whose terms continue beyond the date of the Annual Meeting.

NOMINEES FOR DIRECTOR FOR TERM EXPIRING IN 2003

ALBERT R. COUNSELMAN.......         Mr. Counselman, age 51, has served as a
                                           director of the Bank since April
                                           1985, and of the Company since its
                                           inception in 1990. He has been
                                           President of Riggs, Counselman,
                                           Michaels & Downes, Inc., an insurance
                                           brokerage firm, since September 1987,
                                           and served in various executive
                                           positions with that firm from 1972 to
                                           September 1987. (1)(2)

JOHN P. HAUSWALD...........         Mr.  Hauswald, age 77, has served as a
                                           director of the Bank since 1964 and
                                           of the Company since its inception in
                                           1990. He was, until his retirement in
                                           October 1989, President of The
                                           Hauswald Bakery. Since October 1989,
                                           he has been President of The Hauswald
                                           Company, Inc. (1) (2)

DAVID P. HESSLER...........         Mr.  Hessler, age 43, has served as a
                                           director of the Bank since March
                                           1999, and the Company since May 1999.
                                           He has been President and CEO of
                                           Eastern Sales & Engineering, an
                                           electrical contracting and service
                                           maintenance firm, since 1987 and was
                                           Vice president from 1986 to 1987. Mr.
                                           Hessler has been Vice President of
                                           Advanced Petroleum Equipment, a
                                           distributorship, since its inception
                                           in 1998.

WILLIAM C. ROGERS, JR......         Mr. Rogers, age 73, has served as a director of the
                                           Bank since 1955 and of the Company
                                           since its  inception  in 1990.  He
                                           has been a partner in the law firm
                                           of Rogers, Moore and Rogers, counsel
                                           to the Bank,  since  1970.  He
                                           has been  Chairman of the Board of
                                           The Security Title  Guarantee
                                           Corporation of Baltimore since 1970
                                           and a director since 1952, and was
                                           President from 1970 until March 1989.
                                           Mr. Rogers is President of Maryland
                                           Mortgage Company where he has been a
                                           director since 1953. He is also
                                           President of Moreland Memorial Park
                                           Cemetery, Inc. where he has been a
                                           director since 1959. He is the
                                           brother of John Paul Rogers, a
                                           director of the Bank and the Company.

                         DIRECTORS CONTINUING IN OFFICE

DIRECTORS WHOSE TERMS EXPIRE IN 2001

DALLAS R. ARTHUR.............       Mr.  Arthur,  age 55, has  served as a
                                           director of Carrollton Bank, and the
                                           Company since October 1991. He has
                                           been President of both the Company
                                           and the Bank since October 1993, and
                                           Chief Executive Officer of both the
                                           Company and the Bank since February
                                           1994. Mr. Arthur was Executive Vice
                                           President of the Bank from October
                                           1991 until October 1993, and had
                                           served as First Senior Vice President
                                           of the Bank from December 1990 until
                                           October 1991. Mr. Arthur has been
                                           with the Bank since 1964.

C. EDWARD HOERICHS...........       Mr.  Hoerichs,  age 88, has served as a
                                           director of the Bank since 1970 and
                                           of the Company since its inception in
                                           1990. He is the founder of Edward
                                           Hoerichs & Sons, Inc., a mechanical
                                           contracting firm, and was its
                                           President from 1975 to its
                                           dissolution in 1993.

ALLEN QUILLE................        Mr. Quille,  age 80, has served as a
                                           director of the Bank since 1976 and
                                           of the Company since its inception in
                                           1990. He has been President of
                                           Quille's Parking, Inc. since 1933.
                                           Mr. Quille has also been Secretary of
                                           Quille-Crown Parking of Maryland
                                           since 1983, and Secretary of The
                                           Forum Caterers since 1983. (1)

JOHN PAUL ROGERS.............       Mr. Rogers,  age 64, has served as a
                                           director of the Bank since 1970 and
                                           of the Company since its inception in
                                           1990. Mr. Rogers has been Chairman of
                                           the Bank since February 1994. He was
                                           a partner in the law firm of Rogers,
                                           Moore and Rogers, counsel to the
                                           Bank, from 1970 until December 1992.
                                           Mr. Rogers was senior title officer
                                           of The Security Title Guarantee
                                           Corporation of Baltimore from May
                                           1991 until December 1992, having
                                           served as President from March 1989
                                           until May 1991, and as Executive Vice
                                           President from March 1970 until March
                                           1989. He is a Director of Maryland
                                           Mortgage Company and The Security
                                           Title Guarantee Corporation of
                                           Baltimore. He is the brother of
                                           William C. Rogers, Jr., a director of
                                           the Bank and the Company.

DIRECTORS WHOSE TERMS EXPIRE IN 2002

STEVEN K. BREEDEN..........         Mr.  Breeden,  age 41, has served as a
                                           director of Carrollton Bank, a
                                           Maryland state chartered commercial
                                           bank, and the principal subsidiary of
                                           the Company (the "Bank") since June
                                           1994, and of the Company since
                                           October 1995. Mr. Breeden is
                                           currently Vice President and
                                           Secretary of Security Development
                                           Corporation, a real estate
                                           development company, a position he
                                           has held for the past five years (2).

THELMA T. DALEY.............        Dr. Daley,  age 68, has served as a director
                                           of the Bank since November 1995, and
                                           of the Company since May 1998. Dr.
                                           Daley retired as the Coordinator of
                                           Counseling and Guidance for The
                                           Baltimore County Board of Education.

HOWARD S. KLEIN.............        Mr.  Klein,  age 40, has served as a
                                           director of the Bank since March 1999
                                           and of the Company since April 1999.
                                           Mr. Klein has been Vice President and
                                           General Counsel for a family-operated
                                           chain of five full serve supermarkets
                                           and related development and operating
                                           companies since 1987.

LEO A. O'DEA...............         Mr.  O'Dea,  age 69, has served as a
                                           director of the Bank since 1983 and
                                           of the Company since its inception in
                                           1990. Mr. O'Dea was elected Chairman
                                           of the Company in February 1994. He
                                           was President of Hamilton & Spiegel,
                                           Inc., a sheet metal contractor, from
                                           1979 until his retirement in 1997.
                                           (2)

-------------------------------------
(1) -- Member of the Audit Committee
(2) -- Member of the Compensation Committee

The Board of Directors of the Company met 9 times and the Board of Directors of the Bank met 18 times during the year ended December 31, 1999. The Board of Directors of the Bank meets twice a month. No director attended fewer than 75% of the total number of meetings of both Boards and committees to which they were assigned during the year ended December 31, 1999.

As of the date of this Proxy Statement, the Board of Directors does not have a standing nominating committee.

The Audit Committee held 5 meetings during 1999. Its current members are Messrs. Counselman, Hauswald and Quille. Only nonemployee directors are eligible to serve on the

Audit Committee. The duties of the Audit Committee include reviewing the annual financial statements of the Company and the scope of the independent annual audit and internal audits. It also reviews the independent accountant's letter to management concerning the effectiveness of the Company's internal financial and accounting controls and management's response to that letter. In addition, the Committee reviews and recommends to the Board the firm to be engaged as the Company's independent accountants. The Committee may also examine and consider other matters relating to the financial affairs of the Company as it determines appropriate.

The Compensation Committee met 2 times during 1999. Its current members are Messrs. Breeden, Counselman, Hauswald, and O'Dea. The purpose of the Compensation Committee is to review and approve major compensation and benefit policies of the Company and the Bank. In addition, the committee recommends to the Board the compensation to be paid to all officers, Senior Vice President and above, of the Bank.

Directors who are not employees of the Bank receive a monthly fee of $900 for Board meetings, and between $75 and $150 per committee meeting attended. The Chairman of the Board of the Bank receives a monthly fee of $1,100. Directors do not receive additional fees for their service as directors of the Company. Employee directors are not compensated for attendance at Board meetings.

               OTHER EXECUTIVE OFFICERS AND DIRECTORS OF THE BANK

Certain information regarding directors and significant employees of the Bank other than those previously mentioned is set forth below.

ROBERT A. ALTIERI..........         Mr.  Altieri,  age 38, has been Senior Vice
                                           President - Lending of the Bank since
                                           June 1994 and previously was Vice
                                           President - Commercial Lending since
                                           September 1991.

EDWARD R. BOOTEY...........         Mr.  Bootey,  age 53, has been Senior Vice
                                           President - Automation & Technology
                                           since October, 1995, and was Senior
                                           Vice President - Operations of the
                                           Bank from June 1994 to October 1995.
                                           Mr. Bootey previously served as Vice
                                           President - Operations from January
                                           1991. He served as Assistant Vice
                                           President - Operations from December
                                           1987 until January 1991.

RANDALL M. ROBEY......     Mr.  Robey,  age 42,  has been Senior Vice President,
                                           Chief Financial Officer and Treasurer
                                           of the Bank since October 1999. Prior
                                           to joining Carrollton Bank, Mr. Robey
                                           was Vice President of Financial
                                           Services of Mercantile Bank & Trust
                                           in Baltimore, Maryland from June 1998
                                           to October 1999, and prior to that
                                           Senior Vice President and Chief
                                           Financial Officer of Annapolis Bank &
                                           Trust from March 1989 to June 1998.

GARY M. JEWELL..............        Mr. Jewell,  age 53, has been Senior Vice
                                           President and Retail Delivery Group
                                           Manager since July 1998. He was
                                           previously Senior Vice President
                                           Electronic Banking from March 1996 to
                                           July 1998. Prior to joining
                                           Carrollton Bank, Mr. Jewell was
                                           Director of Product Management and
                                           Point of Sale Services for the MOST
                                           EFT network in Reston, Virginia from
                                           March 1995 to March 1996 and prior to
                                           that Director/Manager of Merchant
                                           Services for the Farmers and
                                           Mechanics National Bank from 1993 to
                                           March 1995.

Stock Performance Table

Carrollton Bancorp is required by the SEC to provide a five-year comparison of the cumulative total stockholder return on our Common Stock compared with that of a broad equity market index and either a published industry index or a Carrollton Bancorp constructed peer group index.

The following chart compares the cumulative stockholder return on Carrollton Bancorp Common Stock from December 31, 1994, to December 31, 1999, with the cumulative total of the NASDAQ Composite (U.S.) and the NASDAQ Bank Indices. The comparison assumes $100 was invested on December 31, 1994 in Carrollton Bancorp Common Stock and in each of the foregoing indices. It also assumes reinvestment of any dividends.

Carrollton Bancorp does not make, nor does it endorse, any predictions as to future stock performance.

[GRAPH]

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of December 31, 1999, certain information concerning shares of the Common Stock of the Company beneficially owned by (i) the chief executive officer of the Company; (ii) all directors and nominees for directors of the Company and the Bank; (iii) all directors and officers of the Company and the Bank as a group; and (iv) other significant shareholders.


Name and Address of             Amount and Nature of
Beneficial Owner (12)           Beneficial Ownership (1)   Percent of Class (1)

Directors:
Dallas R. Arthur                   3,024(2)                        *
Steven K. Breeden                  5,820(3)                        *
Albert R. Counselman              30,602(4)                        *
Thelma T. Daley                      110                           *
John P. Hauswald                  11,802(5)                        *
David P. Hessler                     400                           *
C. Edward Hoerichs                 4,466                           *
Howard S. Klein                    3,400(6)                        *
Leo A. O'Dea                      11,216(7)                        *
Allen Quille                       3,890                           *
John Paul Rogers                 193,412(8)                        6.91%
William C. Rogers, Jr.           257,372(8)(9)(10)                 9.24%

All Directors and Executive
Officers of the Company as

A Group (17 persons)             529,350(11)                      19.07%

OTHER SIGNIFICANT SHAREHOLDER:

Patricia A. Rogers               224,782                           8.07%

-------------------------------------------------------------------------------

* Less than 1%

(1) Unless otherwise indicated, the named person has sole voting and investment power with respect to all shares.

(2) Includes 1,678 shares owned jointly by Mr. Arthur and his wife. Excludes 976 shares owned by Mr. Arthur's wife.

--------------------------------------------------------------------------------

(3)  Includes 2,698 shares owned jointly by Mr. Breeden and his wife.

(4)  Excludes 1,000 shares owned by Mr. Counselman's wife.

(5) Includes 11,490 shares owned jointly by Mr. Hauswald and his wife. Excludes 10,538 shares owned by Mr. Hauswald's wife.

(6) Includes 400 shares owned jointly by Mr. Klein and his wife. Also includes 1,600 shares owned by Colgate Investments, LLP, of which Mr. Klein is a shareholder and 600 shares Mr. Klein holds as trustee for minor children under the Maryland Uniform Gift to Minors Act.

(7)  Excludes 15,754 shares owned by Mr. O'Dea's wife.

(8) Includes 63,904 shares owned by The Security Title Guarantee Corporation of Baltimore and 9,506 shares owned by Maryland Mortgage Company, of which John Paul Rogers is a director, and of which William C. Rogers, Jr. is Chairman and President, respectively, as well as a director.

(9) Includes 6,494 shares owned by the Moreland Memorial Park Cemetery, Inc. 11,548 shares owned by the Moreland Memorial Park Cemetery, Inc. Perpetual Care Fund, 3,226 shares owned by the Moreland Memorial Park, Inc. Bronze Perpetual Care Fund, and 32,414 shares owned by the Moreland Memorial Park, Inc. Perpetual Care Trust Agreement for which William C. Rogers, Jr. serves as a trustee.

(10) Includes 128,598 shares owned jointly by Mr. Rogers and his wife. Excludes 11,548 shares owned by Mr. Roger's wife.

(11) Includes 151,372 shares owned by Mrs. Rogers. Also includes 63,904 shares owned by The Security Title Guarantee Corporation of Baltimore and 9,506 shares owned by Maryland Mortgage Company, of which Mrs. Rogers is a principal shareholder.

(12) All directors, executive officers and other significant shareholders may be contacted at the Company's corporate offices by addressing correspondence to the appropriate person, care of Carrollton Bancorp, 344 North Charles Street, Suite 300, Baltimore, Maryland 21201.

--------------------------------------------------------------------------------

                     PRINCIPAL HOLDERS OF VOTING SECURITIES

The following table sets forth information with respect to the ownership of shares of Common Stock of the Company by the only persons believed by management to be the beneficial owners of more than five percent of the Company's outstanding Common Stock. The information is based on the most recent Schedule 13G filed by such person with the Securities and Exchange Commission.


                                   Amount and Nature          Percentage of
      Name and Address           of Beneficial Ownership       Common Stock
      of Beneficial Owner                                       Outstanding
      -------------------        -----------------------      ---------------

John Paul Rogers                      193,412(a)                6.91%
46 C Queen Anne Way
Chester, MD  21619

William C. Rogers, Jr.                257,372(b)                9.24%
6 South Calvert Street
Baltimore, MD  21201

Patricia A. Rogers                    224,782(c)                8.10%
P.O. Box 246
Gibson Island, MD 21056

(a) A Schedule 13G dated February 10, 2000 states that John Paul Rogers has sole voting and dispositive power over 120,002 shares, and shared voting and dispositive power over 73,410 shares.

(b) A Schedule 13G dated February 10, 2000 states that William C. Rogers, Jr. has sole voting and dispositive power over 1,480 shares, and shared voting and dispositive power over 255,892 shares.

(c) A Schedule 13G dated February 10, 2000 states that Patricia A. Rogers has sole voting and dispositive power over 151,372 shares, and shared voting and dispositive power over 73,410 shares.

                             EXECUTIVE COMPENSATION

The following table sets forth the compensation paid or allocated for services rendered to the Company in all capacities during the years ended December 31, 1996, 1997 and 1998, 1999 to the chief executive officer of the Company. The compensation of other members of executive management is not required to be provided because the base compensation of each of such individuals does not exceed $100,000.

                           SUMMARY COMPENSATION TABLE

--------------------------------------------------------------------------------------
 Name and Principal Position       Year     Salary ($)  Long-Term Incentive   Bonus
                                                         Plan Stock Option     ($)
                                                           Grants (Shares)
--------------------------------------------------------------------------------------
Dallas R. Arthur, President        1999     $132,912            16,000       $7,500
and Chief Executive Officer        1998     $126,757            16,000         -0-
                                   1997     $119,911             -0-           -0-
                                   1996     $109,140             -0-           -0-
--------------------------------------------------------------------------------------

The Company has no employment agreements, termination of employment, or change-in-control agreements or understandings with any of its directors, executive officers or any other party whatsoever, except that the President of Carrollton Mortgage Services, Inc., a subsidiary of the Bank, has an employment contract that provides for a termination settlement of $50,000 if terminated by the Bank.

LONG-TERM INCENTIVE PLAN

The 1998 Long-Term Incentive Plan which was approved at the 1998 Annual meeting of Shareholders, authorizes the granting of Awards in the form of Options, Stock Appreciation Rights, Restricted Stock, Performance Awards, Phantom Shares, Bonus Shares or Cash Awards. Any executive or other employee of the Company, its subsidiaries, affiliated entities and Non-employee Directors of the Company shall be eligible to receive Awards under the Plan. Non-employee Directors of subsidiaries or affiliated entities of the Company will not be eligible to participate in the Plan.

The Plan provides for 200,000 shares of the Company's Common Stock to be issued as Awards under the Plan, either directly or upon exercise of an option. The Plan provides for appropriate adjustments in the number of Shares subject to the Plan in the event of a stock dividend, stock split, reverse stock split or other similar changes in the Company's Common Stock or in the event of a merger, consolidation or certain other types of recapitalizations affecting the Company.

OPTION GRANTS IN 1999

The following table contains information concerning the grant of stock options under the Long-Term Incentive Plan to the Chief Executive Officer.

-----------------------------------------------------------------------------------------------------------
       Name            Options         % of Total      Exerc   Expirat      Potential Realizable
                       Granted       Options Granted   ise or    ion      Value at Assumed annual
                      (Number of     to Employees      Base     Date           Rates of Stock
                       Shares)          in year        Price               Appreciate for Option
                                                                                  Term
-----------------------------------------------------------------------------------------------------------
                                                                                    5%             10%
-----------------------------------------------------------------------------------------------------------
Dallas R. Arthur        16,000             31%          $16.19       2009        $162,909        $412,815
-----------------------------------------------------------------------------------------------------------

A total of 59,400 incentive stock options were granted in 1999 under the 1998 Long-Term Incentive Plan to directors and employees. Of the total, 6,600 incentive stock options were granted to directors at an exercise price ranging from $16.13 to $16.19. The options granted to directors vest over a three year period and expire if not exercised in 2009. There were no grants in 1999 for restricted stock, stock appreciation rights, performance grants, phantom shares, bonus shares or cash awards.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

During the past year the Bank has had banking transactions in the ordinary course of its business with: (i) its directors and nominees for directors; (ii) its executive officers; (iii) its 5% or greater shareholders; (iv) members of the immediate family of its directors, nominees for directors or executive officers and 5% shareholders; and (v) the associates of such persons on substantially the same terms, including interest rates, collateral, and repayment terms on loans, as those prevailing at the same time for comparable transactions with others. The extensions of credit by the Bank to these persons have not and do not currently involve more than the normal risk of collectibility or present other unfavorable features. At December 31, 1999, the balance of loans outstanding to directors, executive officers, owners of 5% or more of the outstanding Common Stock, and their associates, including loans guaranteed by such persons, aggregated $2,699,906 which represented approximately 9.0% of the Company's equity capital accounts.

William C. Rogers, Jr., a director of both the Company and the Bank, is a partner of the law firm of Rogers, Moore and Rogers which performs legal services for the Company and its subsidiaries. Management believes that the terms of these transactions were at least as favorable to the Company as could have been obtained elsewhere.

Albert R. Counselman, a director of both the Company and the Bank, is President of Riggs, Counselman, Michaels & Downes, Inc., an insurance brokerage firm through which the


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Company and the Bank place various insurance policies. The Company and the Bank paid total premiums for insurance policies placed by Riggs, Counselman, Michaels & Downes, Inc in 1999 of $126,252. Management believes that the terms of these transactions were at least as favorable to the Company as could have been obtained elsewhere.


                                       15
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                                VOTING PROCEDURES

Each proposal submitted to the Company shareholders for a vote is deemed approved if a majority of the shares of Common Stock of the Company present in person or by proxy at a meeting at which a quorum is present votes in favor of the proposal. The presence in person or by proxy of shareholders entitled to cast a majority of all the votes entitled to be cast at the meeting constitutes a quorum. A shareholder is entitled to one vote for each share owned.

Shareholder votes are tabulated by the Company's Registrar and Transfer Agent. Proxies received by the Company, if such proxy is properly executed and delivered, will be voted in accordance with the voting specifications made on such Proxy. Proxies received by the Company on which no voting specification has been made by the shareholder will be voted for all items discussed in the Proxy Statement, in the manner stated on the proxy card. Shareholders who execute and deliver proxies retain the right to revoke them by notice in writing delivered to the Company Secretary at any time before such proxies are voted.

Under applicable Maryland corporate law and the Charter and By-Laws of the Company, proxies received by the Company specifying an abstention as to any proposal will cause the shares so represented to be counted toward a quorum, but are not counted as favorable votes and, therefore, have the same effect as a vote against the proposal. To the extent holders or brokers having the right to vote shares do not attend the meeting or return a proxy, such shares will not count toward a quorum and, if a quorum is otherwise achieved, will have no effect on the vote of the proposals considered at the meeting.

               SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no matters submitted to a vote of the Company's security holders since its 1999 Annual Shareholder's Meeting held on April 27, 1999.

                              SHAREHOLDER PROPOSALS

Proposals of shareholders to be presented at the 2000 annual Meeting of the Company must be received prior to November 17, 2000 in order to be included in the proxy statement for such meeting. In order to curtail controversy as to compliance with this requirement, shareholders are urged to submit proposals to the Secretary of the Company by Certified Mail - Return Receipt Requested.

                          INDEPENDENT PUBLIC ACCOUNTANT

The Company's Board of Directors has selected the firm of Rowles & Company, certified public accountants, as independent auditors for the Company for the fiscal year 2000. Rowles & Company has served as independent auditors for the Company since 1955. No qualified opinions


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have been issued during such engagement. A representative of Rowles & Company will be present at the 2000 Annual Shareholders' Meeting, but has not been invited to make a statement or be available to respond to questions.

                                  ANNUAL REPORT

The Annual Report of the Company for the year 1999 is included herewith. Copies of the report will also be available at the Annual Meeting on April 25, 2000.

A COPY OF THE COMPANY'S ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-KSB FOR THE PERIOD ENDED DECEMBER 31, 1999, INCLUDING FINANCIAL STATEMENTS AND THE SCHEDULES THERETO WILL BE FURNISHED BY MANAGEMENT TO ANY BENEFICIAL OWNER OF ITS SECURITIES WITHOUT CHARGE UPON RECEIPT OF A WRITTEN REQUEST FROM SUCH PERSON. REQUESTS IN WRITING SHOULD BE DIRECTED TO RANDALL M. ROBEY, TREASURER, CARROLLTON BANCORP, 344 NORTH CHARLES STREET, SUITE 300, BALTIMORE, MARYLAND 21201-4301. EACH REQUEST MUST SET FORTH A GOOD FAITH REPRESENTATION THAT, AS OF MARCH 10, 2000, THE RECORD DATE FOR THE ANNUAL MEETING, THE PERSON MAKING THE REQUEST WAS A BENEFICIAL OWNER OF SECURITIES ENTITLED TO VOTE AT SUCH MEETING.



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                                  OTHER MATTERS

The management of the Company knows of no matters to be presented for action at the meeting other than those mentioned above; however, if any other matters properly come before the meeting, it is intended that the persons named in the accompanying proxy will vote on such other matters in accordance with their judgement of the best interest of the Company.

                                             By Order of the Board of Directors

                                  D. Doreen Smith
                                  Secretary

Baltimore, Maryland
March 15, 2000


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